Property and equipment (Tables)	12 Months Ended
Dec. 31, 2014
Property and Equipment

The following table summarizes property and equipment by categories for the periods presented:

	Year Ended December 31,
	2013	2014
Computer equipment	$28,646	$34,935
Office furniture and equipment	4,458	3,947
Vehicles	2,631	1,534
Leasehold improvements	4,994	5,244

Total property and equipment	40,729	45,660
Less: accumulated depreciation	(25,435)	(27,660)

Total property and equipment, net	$15,294	$18,000